Exhibit 10.9

SAGARD PRIVATE INCOME FUND INC.

PROMISSORY NOTE

THIS UNSECURED PROMISSORY NOTE (THIS “NOTE”) HAS NOT BEEN REGISTERED UNDER ANY STATE SECURITIES LAWS OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), IN RELIANCE UPON VARIOUS EXEMPTIONS THEREFROM. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT FOR THE REGISTERED HOLDER’S OWN ACCOUNT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR OTHER DISTRIBUTION HEREOF. NO SUCH SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED, NOR WILL ANY ASSIGNEE OR TRANSFEREE THEREOF BE RECOGNIZED BY THE BORROWER, WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR THE DETERMINATION BY THE BORROWER, IN ITS SOLE DISCRETION, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT, OR UNDER ANY APPLICABLE STATE OR OTHER SECURITIES LAWS OR OTHER APPLICABLE LAWS OF SIMILAR IMPORT.

THIS NOTE IS ONE OF A SERIES OF PROMISSORY NOTES BEING ISSUED BY THE BORROWER, EACH OF WHICH NOTES IS IDENTICAL EXCEPT FOR ONE OR MORE OF THE IDENTITY OF THE LENDER THEREUNDER OR ANY REGISTERED HOLDER THEREOF. THE LENDER AND ANY REGISTERED HOLDER, BY ITS ACCEPTANCE OF THIS NOTE, ACKNOWLEDGES AND AGREES THAT THE ACCELERATION OF THE MATURITY DATE UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AND ANY AMENDMENT OF THE TERMS AND PROVISIONS OF THIS NOTE ARE SUBJECT TO THE APPROVAL OF LENDERS AND REGISTERED HOLDERS HOLDING IN THE AGGREGATE MORE THAN 50% OF THE AGGREGATE INITIAL STATED VALUE OF ALL PROMISSORY NOTES COMPRISING THE SERIES OF WHICH THIS NOTE IS A PART.

Dated: [•], 2026 (the “Original Issue Date”)

IN THE PRINCIPAL AMOUNT OF: U.S. $1,000.00

FOR VALUE RECEIVED, Sagard Private Income Fund Inc., a Maryland corporation (the “Borrower”), HEREBY PROMISES TO PAY to [•] (the “Lender”) a principal amount equal to the Initial Stated Value (as defined below) on [•], 2056 (the “Maturity Date”).

For purposes of this Note, the “Initial Stated Value” of this Note shall be an amount denominated in U.S. dollars equal to $1,000.00. For purposes of this Note, the “Stated Yield” upon this Note shall accrue at a rate equal to 12% per annum on the Initial Stated Value, payable in cash denominated in U.S. dollars. The Stated Yield shall be payable to the Lender semi-annually in two increments in the manner set forth in the following paragraph. For purposes of this Note, “Past Due Interest” has the meaning set forth in Section 2.02(a).

The Borrower promises to pay each respective semi-annual installment of the Stated Yield in arrears on or before June 30 and December 31 of each calendar year beginning on December 31, 2026, and if such day is not a Business Day, then on the immediately preceding Business Day (each, a “Stated Yield Payment Date”), and on the date on which the Initial Stated Value of this Note, plus any accrued but unpaid Stated Yield (including any Past Due Interest thereon), is paid in full. The initial Stated Yield period will be the period from, and including, the Original Issue Date to, and including, December 31, 2026. Subsequent Stated Yield periods will be the periods from, and including, the January 1 or July 1 immediately following the most recent Stated Yield Payment Date to which Stated Yield has been paid, as applicable, to, and including, the next Stated Yield Payment Date during such subsequent year, or, in the case of the final payment of Stated Yield due hereunder, (i) the Maturity Date or (ii) the date on which the Initial Stated Value of this Note, plus any accrued but unpaid Stated Yield (including any Past Due Interest thereon), is otherwise paid in full pursuant to any prepayment under Section 1.01 hereof, as the case may be. The Stated Yield so payable, and punctually paid, on any Stated Yield Payment Date, will be paid to Registered Holder in whose name the Note is registered at the close of business on the books and records of REIT Administration, LLC on such respective Stated Yield Payment Date. The term “Business Day” means a day of the year on which banks are not required or authorized to close in New York City.

Upon payment in full of the Initial Stated Value hereof and all amounts of accrued but unpaid Stated Yield (including any Past Due Interest thereon) hereunder, this Note shall be surrendered to the Borrower for cancellation.

ARTICLE I

TERMS OF PAYMENT

SECTION 1.01. Prepayments; Prepayment Premium.

At any time on or following the date on which the Borrower has repurchased or redeemed the Class I share of common stock, par value $0.001 per share, of the Borrower (the “Share”) purchased by Lender in connection with the issuance of this Note, the Borrower may upon written notice to the Lender, which notice may be delivered prior to the repurchase of the Share by the Borrower and will indicate the proposed prepayment date and the Initial Stated Value to be prepaid, prepay in whole or in part the outstanding Initial Stated Value of this Note from time to time and at any time; provided that (i) the Borrower will pay on the date of such prepayment all accrued and unpaid amounts of Stated Yield (including any Past Due Interest thereon) due through and including the date on which REIT Administration, LLC, in its capacity as the agent to the Lender hereunder, receives payment for the Share, and (ii) if the prepayment occurs prior to the 24-month anniversary of the Original Issue Date, the Borrower will also pay on the date of such prepayment a one-time premium equal to $100.00 on this Note (the “Prepayment Premium”). By signing the Purchase Agreement governing the purchase of this Note (the “Purchase Agreement”), in connection with any such prepayment, the Lender agrees to submit or cause to be submitted for repurchase the outstanding Share held by such Lender, in accordance with the terms of the Purchase Agreement.

SECTION 1.02. Payments and Computations.

The Borrower will make each payment on the day when due hereunder in U.S. dollars to the Lender at its address referred to in Section 3.02 or via electronic payment. All computations of Stated Yield and Past Due Interest will be made by the Lender on the basis of a year of 360 days, consisting of twelve (12) thirty (30)-day months, for the number of days occurring in the period for which such amounts are payable. Whenever any payment hereunder is stated to be due on a day other than a Business Day, such payment will be made on the immediately preceding Business Day, with the same legal force and effect as if made on the actual due date.

SECTION 1.03. Registration.

This Note is issued in registered form as to both the Initial Stated Value and Stated Yield (including any Past Due Interest). The Borrower or its agent will maintain a register (the “Register”) for the recordation of the name and address of any holder of this Note (the “Registered Holder”). The Lender will be the initial Registered Holder. All amounts of Stated Yield on (including any Past Due Interest thereon), and the Initial Stated Value of, this Note will only be paid to the Registered Holder. If a Registered Holder shall transfer and assign this Note in accordance with the restrictions on transfer described on the first page hereof, the

Registered Holder shall provide or cause to be provided written notice (via email sufficient) to the Borrower and the Borrower or its agent will note the transfer and assignment appropriately on the Register, which shall identify such transferee and assignee as the new Registered Holder. The Register shall be similarly updated to reflect any subsequent transfers permitted under this Section 1.03 by a Registered Holder to a different Registered Holder. A holder of this Note (including any Registered Holder) does not have the right to convert this Note to bearer form.

SECTION 1.04. Evidence of Exemption from U.S. Withholding Tax.

The Lender shall deliver to the Borrower, on or prior to the date hereof, and any prospective Registered Holder shall deliver to the Borrower on or prior to the date on which it acquires the Lender’s or any other Registered Holder’s ownership interest in this Note, and at such other times as may be necessary in the determination of the Borrower, the Lender or any Registered Holder (each in the reasonable exercise of its discretion), an accurate and complete original signed copy of a Form W-9 (or a substitute Form W-9) or any successor form prescribed by the Internal Revenue Service, together with any other certificates or statements of exemption required under the Internal Revenue Code of 1986, as amended, or the regulations issued thereunder, to establish that no deduction or withholding of U.S. taxes is required with respect to any amounts payable hereunder.

SECTION 1.05. Notes Comprising a Series.

The Lender and each Registered Holder acknowledges and agrees that this Note is one of a series of promissory notes (the “Series”) issued by the Borrower, each of which promissory notes is identical except for one or more of the identity of the lender thereunder or any Registered Holder thereof. The Lender and each Registered Holder, by its acceptance of this Note, acknowledges and agrees that the rights it may exercise upon the occurrence of an Event of Default (as defined below) and any amendment of the terms and provisions of this Note are subject to the approval of holders of promissory notes of the Series, the aggregate outstanding Initial Stated Value which represents more than 50% of the aggregate outstanding Initial Stated Value of all of the promissory notes comprising the Series.

ARTICLE II

EVENTS OF DEFAULT

SECTION 2.01. Events of Default.

The following events shall each constitute an “Event of Default”:

(a) The Borrower fails to pay the Initial Stated Value of this Note when the same becomes due and payable; or

(b) The Borrower fails to pay any amounts of Stated Yield (together with Past Due Interest thereon, if any) on this Note when the same becomes due and payable, and such failure continues for three Business Days following written notice from the Lender that such payment is past due; or

(c) The Borrower:

(i)	defaults on the payment of any of its debts as such debts become due;

(ii)	admits in writing its inability to pay such debts generally, or makes a general assignment for the benefit of creditors;

(iii)

a proceeding is instituted by or against the Borrower or any of its subsidiaries seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization for relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding remains undismissed for a period of 90 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) occurs; or

(iv)	takes, or any of its subsidiaries take, any corporate action to authorize any of the actions set forth in this Section 2.01(c).

As used in this Section 2.01(c), “subsidiaries” does not include any “Portfolio Entity,” defined to mean any operating entity owned, directly or indirectly through subsidiaries, by Borrower or Other Sagard Accounts (as defined below) for operational or profit purposes, including, as the context requires, portfolio companies, holding companies, special purpose vehicles and other entities through which the Borrower holds assets. “Other Sagard Accounts” means, as the context requires, individually and collectively, any of the following: investment funds, vehicles, accounts, products and/or other similar arrangements, other than Borrower and its subsidiaries, sponsored, advised, and/or managed by Sagard Holdings Manager (US) LLC (“Sagard”) or its affiliates, whether currently in existence or subsequently established (in each case, including any related successor funds, alternative vehicles, supplemental capital vehicles, surge funds, over-flow funds, co-investment vehicles and other entities formed in connection with Sagard or its affiliates side-by-side or additional general partner investments with respect thereto).

SECTION 2.02. Past Due Interest; Remedies Upon Events of Default.

(a) Any past due but unpaid amounts of Stated Yield hereunder, from the date the unpaid amount became past due until such amount is paid in full, shall accrue simple (non-compounding) interest payable only in cash at the Past Due Rate as defined below (such amounts, “Past Due Interest”). For the avoidance of doubt, Past Due Interest shall not itself bear or accrue further interest. For the purposes of this Note, the “Past Due Rate” shall be equal to 12.4% per annum, computed in accordance with Section 1.02.

(b) Upon the occurrence and during the continuance of any Event of Default (including, for the avoidance of doubt, an Event of Default under Section 2.01(b) as to which the three-Business-Day cure period described therein has already expired without cure), a Registered Holder may notify Borrower in writing of such Event of Default, after which time the Borrower shall have 90 days to cure such Event of Default. If an Event of Default continues after such 90-day period, the holders of promissory notes of the Series, the aggregate outstanding Initial Stated Value which represents more than 50% of the aggregate outstanding Initial Stated Value of all of the promissory notes comprising the Series (such holders being the “Required Holders”) may, upon notice to the Borrower, declare all of the promissory notes comprising the Series (including this Note), and all accrued but unpaid Stated Yield thereon, to be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that if such Event of Default is an Event of Default pursuant to Section 2.01(c), all of the promissory notes comprising the Series (including this Note), and all accrued but unpaid Stated Yield thereon, shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

ARTICLE III

MISCELLANEOUS

SECTION 3.01. Amendments, Etc.

No amendment or waiver of any provision of this Note, nor consent to any departure by the Borrower herefrom, will be effective unless the same is in writing and signed by the Required Holders and the Borrower, and then such waiver or consent will be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent may reduce the Initial Stated Value hereof, or the Stated Yield hereon, or any amounts of Past Due Interest payable hereunder, or delay the date on which any amount of such Stated Yield, Past Due Interest or Initial Stated Value is due and payable hereunder, unless the Registered Holder shall have agreed to such amendment, waiver or consent.

SECTION 3.02. Notices, Etc.

All notices and other communications provided for hereunder will be in writing and mailed or delivered via nationally recognized overnight courier or by electronic mail, if to the Lender or the Borrower, at their respective addresses set forth on the signature page hereof; or, if to a Registered Holder, in such holder’s name c/o REIT Administration, LLC at 1175 Peachtree Street, N.E., Suite 2200, Atlanta, Georgia 30361, admin@reit-funding.com, or at such other address as shall be designated by such Registered Holder for use in the Register maintained hereunder.

SECTION 3.03. No Waiver; Remedies.

No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 3.04. Binding Effect.

This Note will be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, subject to the restrictions on transfer described on the first page of this Note and except that neither the Borrower nor the Lender may assign its rights hereunder or any interest herein without the other’s prior written consent; provided, that no such consent shall be required for any assignment or transfer made as a result of the death of the Lender (where such Lender is a natural person).

SECTION 3.05. Consent to Jurisdiction.

(a) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Circuit Court for Baltimore City, Maryland or, if such court does not have or declines jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, and any appellate court thereof, in any action or proceeding arising out of or relating to this Note, and the Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such courts. The Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding, and waives any and all objections to the laying of venue of any such action or proceeding in such courts. The Borrower irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Borrower at its address specified in Section 3.02. The Borrower agrees that a final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE BORROWER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY, TO THE FULLEST EXTENT PERMITTED BY LAW.

(b) Nothing in this Section 3.05 will affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against the Borrower or its property in the courts of any other jurisdiction.

SECTION 3.06. Governing Law.

This Note will be governed by, and construed in accordance with, the laws of the State of Maryland, United States.

SECTION 3.07. Tax Treatment.

The Borrower (and its affiliates) and Lender will each treat this Note and amounts borrowed thereunder as debt and the relationship between the Borrower and Lender as that of debtor and creditor, in each case for all U.S. federal, state and local tax purposes and will report consistently with such intent.

SECTION 3.08. Electronic Signatures.

The Lender agrees that any .PDF, facsimile or other reproduction of its signature, including via DocuSign, on this Note will be deemed to have the same validity, admissibility, enforceability and legal effect as delivery of an original, manually executed copy of this Note for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its officer thereunto duly authorized, as of the date first above written.

Borrower:
SAGARD PRIVATE INCOME FUND INC.

By:
Name:	Christopher Millin
Title:	Chief Financial Officer and Treasurer

Borrower Address:

Attn: Christopher Millin

c/o Sagard Private Income Fund Inc.

280 Park Avenue, 34th Floor West

New York, New York 10017

E-mail: cmillin@sagard.com

With a copy to:

Attn: Legal

c/o Sagard Holdings Manager (US) LLC

280 Park Avenue, 34th Floor West

New York, New York 10017

E-mail: legal@sagardholdings.com

Lender Address:

[•]

c/o REIT Administration LLC

ATTN: C. Scott Harrison 1175

Peachtree Street N.E. Suite 2200

Atlanta, Georgia 30361

E-mail: admin@reit-funding.com

[Signature Page to Promissory Note made by Sagard Private Income Fund Inc.]